UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Amsurg Corp.

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AMSURG CORP.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2006
To our Shareholders:
     The 2006 annual meeting of shareholders of AmSurg Corp. will be held Thursday, May 18, 2006, at 9:00 a.m., central daylight savings time, at our corporate headquarters at 20 Burton Hills Boulevard, Suite 500, Nashville, Tennessee. At the meeting, shareholders will vote on the following matters:
1.	Election of three directors in Class III, each for a term of three years;

2.	Approval of the AmSurg Corp. 2006 Stock Incentive Plan;

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2006; and

4.	Any other matters that may properly come before the meeting.
     Shareholders of record at the close of business on March 31, 2006 are entitled to notice of and to vote at the meeting.
     Your vote is important. Please COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD in the enclosed stamped envelope in order that as many shares as possible will be represented.
By Order of the Board of Directors,
Claire M. Gulmi
Secretary
Nashville, Tennessee
April 21, 2006

i

ii

AMSURG CORP.
20 BURTON HILLS BOULEVARD, SUITE 500
NASHVILLE, TENNESSEE 37215

PROXY STATEMENT

     The Board of Directors of AmSurg Corp. is soliciting proxies to be used at the 2006 annual meeting of shareholders. This proxy statement and the enclosed proxy will be mailed to shareholders on or about April 21, 2006.
ABOUT THE MEETING
What Is the Purpose of the Annual Meeting?
     At our annual meeting, shareholders will vote on the matters outlined in the accompanying notice of annual meeting. In addition, our management will report on our performance during fiscal 2005 and respond to questions from shareholders.
Who Is Entitled to Vote?
     Only shareholders of record at the close of business on the record date, March 31, 2006, are entitled to receive notice of the annual meeting and to vote the shares of common stock they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon.
What Constitutes a Quorum?
     For purposes of voting on all matters, the presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. As of the record date, 29,700,898 shares of our common stock were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.
How Do I Vote?
     If you complete and properly sign the accompanying proxy card and return the card to us, the card will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.
Can I Change My Vote After I Return My Proxy Card?
Yes. You can revoke your proxy at any time before it is exercised in any of three ways:
•	by submitting written notice of revocation to the Secretary of the Company;

•	by submitting another proxy that is later dated and properly signed; or

•	by voting in person at the meeting.

What Are the Board’s Recommendations?
     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth below, and a description of each item is included in this proxy statement. In summary, the Board recommends a vote:
•	for election of each of the nominated directors (see page 8);

•	for approval of the AmSurg Corp. 2006 Stock Incentive Plan (see page 22); and

•	for ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm (see page 27).
     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
What Vote Is Required to Approve Each Proposal?
     Election of Directors. The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the meeting is required for the election of directors. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors are elected.
     Approval of the AmSurg Corp. 2006 Stock Incentive Plan, Ratification of the Appointment of Deloitte & Touche LLP and Other Items. Approval of the AmSurg Corp. 2006 Stock Incentive Plan, ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm and any matter other than those listed above that properly comes before the meeting will be approved if the number of shares of common stock voted in favor of the proposal exceeds the number of shares of common stock voted against it. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to any such proposal will not be voted on any of these proposals, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether these proposals are approved.
How Do I Vote My Shares If They Are Held in the Name of My Broker (Street Name)?
     If your shares are held by your broker, often referred to as being held in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. If you do not issue instructions to your broker, your broker is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters. A broker non-vote occurs when the broker returns a proxy card without a vote on the non-routine matter. Your broker may not vote your shares for or against approval of the AmSurg Corp. 2006 Stock Incentive Plan and may or may not be permitted to exercise voting discretion with respect to any matter not listed above that properly comes before the meeting. Shares represented by broker non-votes will not be counted as votes for or against any director nominee, approval of the AmSurg Corp. 2006 Stock Incentive Plan, or the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, but they will be counted in determining whether there is a quorum for purposes of these proposals.
What Happens If I Do Not Vote on One or More Proposals?
     If you do not vote with regard to one or more proposals, as opposed to marking “WITHHOLD AUTHORITY” with regard to those proposals, your shares will not be counted in determining whether there is a quorum with regard to each such proposal. Therefore, so long as a quorum is present, not voting on a proposal will have no effect on whether any particular proposal is approved.

STOCK OWNERSHIP
Who Are the Largest Owners of Our Stock?
     The following table shows those shareholders who beneficially own more than 5% of our common stock.

	Shares
Name and Address	Beneficially Owned	Percent of Class (1)
Wasatch Advisors, Inc. (2)	3,627,447	12.2%
150 Social Hall Avenue Salt Lake City, UT 84111

FMR Corp. (3)	3,577,312	12.0%
82 Devonshire Street Boston, MA 02109

Neuberger Berman, Inc. (4)	3,244,721	10.9%
605 Third Avenue New York, NY 10158-3698

Wellington Management Company, LLP (5)	2,102,557	7.1%
75 State Street, 19th Floor Boston, MA 02109

Waddell & Reed Financial, Inc. (6)	1,798,559	6.1%
6300 Lamar Avenue Overland Park, KS 66202-4200

Barclays Global Investors, NA (7)	1,553,425	5.2%
45 Fremont Street San Francisco, CA 94105

(1)	Based on the number of shares outstanding at March 31, 2006.

(2)	This information is based upon a Schedule 13G/A filed as of February 14, 2006 by Wasatch Advisors, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

(3)	This information is based upon a Schedule 13G/A filed as of February 14, 2006. The shares of common stock are beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Fidelity Low Priced Stock Fund, one of the investment companies to which Fidelity Management & Research Company acts as an investment adviser, beneficially owns 2,179,812 shares of common stock. Edward C. Johnson III, Chairman of FMR Corp., and FMR Corp., through its control of Fidelity Management & Research Company, each has sole dispositive power of 3,550,212 shares of our common stock. Fidelity Management & Research Company carries out the voting of the shares of the investment companies to which it acts as investment adviser under written guidelines established by the companies’ Boards of Trustees.

(4)	This information is based upon a Schedule 13G/A filed as of February 21, 2006. Neuberger Berman Genesis Fund Portfolio, a series of Neuberger Berman Equity Funds, beneficially owns 2,626,318 shares of our common stock. Neuberger Berman, LLC, and Neuberger Berman Management Inc., each a wholly-owned subsidiary of Neuberger Berman, Inc., serve as sub-adviser and investment manager, respectively, of

Neuberger Genesis Fund Portfolio and are deemed to be beneficial owners of these shares. Neuberger Berman, LLC is deemed to be the beneficial owner of an aggregate of 3,244,721 shares of our common stock and has sole voting power as to 20,050 shares of our common stock, shared voting power as to 2,679,834 shares of our common stock and shared dispositive power as to 3,244,721 shares of our common stock. Neuberger Berman Management Inc. is deemed to be the beneficial owner of and has shared voting power and shared dispositive power as to 2,679,834 shares of our common stock.

(5)	This information is based upon a Schedule 13G/A filed as of February 14, 2006 by Wellington Management Company, LLP, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Wellington Management Company, LLP reports shared voting power as to 1,286,057 shares of our common stock and shared dispositive power as to 2,102,557 shares of our common stock.

(6)	This information is based upon a Schedule 13G filed as of February 1, 2006. The shares of common stock are beneficially owned by (i) Waddell & Reed Investment Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and a subsidiary of Waddell & Reed, Inc., and (ii) Ivy Investment Management Company, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and a subsidiary of Waddell & Reed Financial, Inc. Waddell & Reed, Inc. is a subsidiary of Waddell & Reed Financial Services, Inc., which in turn is a subsidiary of Waddell & Reed Financial, Inc.

(7)	This information is based upon a Schedule 13G filed as of January 26, 2006. The shares of common stock are beneficially owned by (i) Barclays Global Investors, NA, a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, and (ii) Barclays Global Fund Advisors, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

How Much Stock Do Our Directors and Executive Officers Own?
     The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors, our executive officers named in the Summary Executive Compensation Table in this proxy statement and our directors and executive officers as a group. Except as otherwise indicated, all information is as of March 31, 2006.

		Acquirable
	Outstanding	Within 60	Percent of
Name	Shares (1)	Days (2)	Class (3)
Ken P. McDonald	1,003	901,800	3.0%
Claire M. Gulmi	2,000	310,400	*
David L. Manning	38,000	408,800	1.5%
Frank J. Coll	—	20,375	*
Royce D. Harrell	—	179,100	*
Thomas G. Cigarran	235,623	—	*
James A. Deal	59,421	—	*
Steven I. Geringer	17,888	—	*
Debora A. Guthrie	2,608	—	*
Henry D. Herr	151,793	—	*
Kevin P. Lavender	940	—	*
Bergein F. Overholt, M.D.	40,090	—	*
All directors and executive officers as a group (12 persons)	549,366	1,820,475	7.5%

*	Represents less than 1% of our outstanding common stock.
(1)	The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority. Certain of our directors and executive officers disclaim beneficial ownership of some of the shares included in the table, as follows:
•	Mr. McDonald – 3 shares of common stock held by Mr. McDonald’s wife;

•	Mr. Deal – 100 shares of common stock held by Mr. Deal’s wife;

•	Mr. Geringer – 7,250 shares of common stock held in family trusts;

•	Mr. Herr – 44,635 shares of common stock held in grantor retained annuity trusts; and

•	Dr. Overholt – 22,872 shares of common stock held by Dr. Overholt’s wife and 4,009 shares of common stock held by Gastrointestinal Associates, P.C., of which Dr. Overholt is President and a shareholder.
(2)	Reflects the number of shares that could be purchased by exercise of options exercisable on March 31, 2006 or within 60 days thereafter under our stock option plans.

(3)	Pursuant to the rules of the Securities and Exchange Commission, or the SEC, shares of common stock that an individual owner has a right to acquire within 60 days pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the ownership of that owner, but are not deemed outstanding for the purpose of computing the ownership of any other individual owner. Likewise, the shares subject to options held by our directors and executive officers that are exercisable within 60 days are all deemed outstanding for the purpose of computing the percentage ownership of all executive officers and directors as a group.

Section 16(a) Beneficial Ownership Reporting Compliance
     The federal securities laws require our directors and executive officers and persons who own more than 10% of our common stock to timely file with us and the SEC initial reports of ownership and reports of changes in ownership. Based solely upon a review of filings with the SEC and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 2005 with their reporting requirements, except that Mr. Deal filed one late report covering one transaction and Dr. Overholt filed one late report covering one transaction and reported one transaction late on a Form 5.
CORPORATE GOVERNANCE
     We aspire to the highest standards of ethical conduct: doing what we say; reporting results with accuracy and transparency; and maintaining full compliance with the laws, rules and regulations that govern our business. We have taken several steps to ensure that we are a leader in corporate governance.
Corporate Governance Guidelines
     We have adopted a formal set of Corporate Governance Guidelines (the “Guidelines”) that embody many of our long-standing practices and incorporate policies and procedures that strengthen our commitment to best practices. The following is a summary of certain key elements of the Guidelines. The full text of the Guidelines is available on our website at www.amsurg.com. Click on “Investors,” “Corporate Governance” and then “Corporate Governance Guidelines.”
     The Guidelines outline the composition, operations and responsibilities of the Board of Directors. At least a majority of the members of the Board must be independent, as defined by applicable law and the standards of The Nasdaq Stock Market. The Board has determined that all directors other than Ken P. McDonald, Claire M. Gulmi and Bergein F. Overholt, M.D. are “independent” within the meaning of the rules of The Nasdaq Stock Market as currently in effect.
     In order to ensure that each director is able to devote sufficient time to perform his or her duties as a director, Board members who are chief executive officers or senior executives of public corporations may serve on no more than one other public company board and other Board members may serve on no more than three other public company boards. Interlocking directorates are prohibited (inside directors and executive officers of AmSurg may not sit on boards of companies where an AmSurg outside director is an executive officer).
     The Guidelines require that all of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee must be independent. The Nominating and Corporate Governance Committee has authority to review considerations relating to Board size, term and age limits and membership criteria. Committee members are appointed by the Board upon recommendation of the Nominating and Corporate Governance Committee. The Board and each committee have the power to hire and fire independent legal, financial or other advisors, as they may deem necessary, without consulting or obtaining the approval of any officer of AmSurg.
     The Guidelines provide for executive sessions to be held on a regular basis throughout the year. The Board and each of the Board committees meets regularly in executive sessions. The Nominating and Corporate Governance Committee conducts an annual review of the performance of the Board and individual directors. Directors have full and free access to senior management and other employees of AmSurg. An orientation program is provided for new directors and continuing education for all members of the Board is encouraged.
     The Board reviews the Compensation Committee’s report on the chief executive officer’s performance in order to ensure that the chief executive officer is providing the best leadership for AmSurg in the long and short term. The Board also works with the Compensation Committee to evaluate potential successors to the chief executive officer and to establish a succession plan.

     The Guidelines call for additional consideration to be given to including equity as a significant portion of director compensation. AmSurg prohibits the repricing of stock options and requires that new equity compensation plans be submitted to shareholders for approval.
     The Guidelines restrict certain financial transactions between AmSurg and directors and their immediate families. Personal loans to directors and their immediate family members are prohibited.
Code of Conduct
     The Board has adopted a Code of Conduct and Compliance Program (“Code of Conduct”) which outlines the principles, policies, and laws that govern the activities of AmSurg, and establishes guidelines for professional conduct in the workplace. The Code of Conduct applies to directors as well as employees. Every employee is required to read and certify annually that he or she has read, understands and will comply with the Code of Conduct. A copy of the Code of Conduct is available on our website at www.amsurg.com. Click on “Investors,” “Corporate Governance” and then “Code of Conduct.”
Code of Ethics
     Our chief executive officer and senior financial officers are bound by all provisions of the Code of Conduct, which includes provisions relating to ethical conduct, conflicts of interest, compliance with law and internal reporting of violations of the Code of Conduct. We intend to disclose amendments to or waivers from the Code of Conduct for the benefit of our chief executive officer or senior financial officers, if any, on our web site.

PROPOSAL 1 – ELECTION OF DIRECTORS
Directors Standing for Election
     The Board of Directors is divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. The current Board of Directors is comprised of nine members. Three members will be elected at the annual meeting. The Board of Directors has nominated and recommends to the shareholders Thomas G. Cigarran, Debora A. Guthrie and Bergein F. Overholt, M.D., each of whom is an incumbent Class III director, for election as Class III directors to serve until the annual meeting of shareholders in 2009 and until such time as their respective successors are duly elected and qualified.
     If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees named above will be unable to serve.
     There are no family relationships, by blood, marriage or adoption, between or among any of our directors or executive officers. Certain information with respect to the nominees for election as Class III directors and with respect to the Class I and Class II directors who are continuing in office is set forth below.
CLASS III DIRECTORS
(TO BE ELECTED; TERMS EXPIRE IN 2009)

Thomas G. Cigarran	Director since 1992
     Mr. Cigarran, 64, has served as our Chairman of the Board since 1992. Mr. Cigarran served as our Chief Executive Officer from January 1993 until December 1997, and as our President from January 1993 to July 1996. From December 1997 to December 1999, Mr. Cigarran served as an advisor to us. Mr. Cigarran is a co-founder of Healthways, Inc., a publicly traded disease management company, and has served as Chairman of the Board of Healthways since 1988 and served as Chief Executive Officer of Healthways from 1988 until September 2003.

Debora A. Guthrie	Director since 1996
     Ms. Guthrie, 50, has served as President and Chief Executive Officer of the general partner of Capitol Health Partners, L.P., a venture fund specializing in health care industries based in Washington, D.C., since October 1995. Ms. Guthrie has more than twenty-five years of experience in health care investment banking and venture capital. Ms. Guthrie is also President and Chief Executive Officer of Capitol Health Consultants and Capitol Health Global LLC, both management consulting and advisory businesses providing research, financial and corporate strategy services to health care companies in the United States and Europe. Ms. Guthrie is a member of the Board of Directors of the Center for International Private Enterprise, an arm of the U.S. Chamber of Commerce. Ms. Guthrie is also a director of four privately held health care services companies.

Bergein F. Overholt, M.D.	Director since 1992
     Dr. Overholt, 68, has served as President of Gastrointestinal Associates, P.C., a gastrointestinal specialty group, and a medical director of The Endoscopy Center, Knoxville, Tennessee, which owns a limited partnership interest in an ambulatory surgery center that is majority-owned and managed by us, since 1992. Dr. Overholt also serves as our Medical Director and Medical Director of the Laser Department at the Thompson Cancer Survival Center in Knoxville, Tennessee.

Required Vote; Recommendation of the Board
     The affirmative vote of a plurality of the votes cast by the shareholders entitled to vote at the meeting is required for the election of directors. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but will not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.
The Board of Directors Recommends That You Vote FOR These Nominees.
Directors Continuing in Office
CLASS I DIRECTORS
(TERMS EXPIRE IN 2007)

James A. Deal	Director since 1992
     Mr. Deal, 56, serves as Chairman of the Board of INSPIRIS, Inspired Care for the Frail Elderly, which provides health care services to seniors on behalf of managed care organizations and through its hospice operation. From November 2001 to December 2005, Mr. Deal served as Chairman and Chief Executive Officer of INSPIRIS. From September 1998 to June 2001, Mr. Deal served as President, Chief Executive Officer and a director of Center for Diagnostic Imaging, Inc., a national network of outpatient diagnostic imaging centers. Mr. Deal served as Executive Vice President of Healthways from January 1991 to August 1998, and as President of Diabetes Treatment Centers of America, Inc. (now American Healthways Services, Inc.), a Healthways subsidiary, from 1985 to August 1998.

Steven I. Geringer	Director since 1997
     Mr. Geringer, 60, has been a private investor since June 1996 when he retired as President and Chief Executive Officer of PCS Health Systems, Inc., a pharmacy benefits manager and unit of Eli Lilly & Company. Mr. Geringer became President of PCS in May 1993, when Clinical Pharmaceuticals, Inc., of which Mr. Geringer was a founder, Chairman and Chief Executive Officer, merged with PCS. Prior to May 1993, Mr. Geringer held senior management positions in the hospital management and managed care industry. Mr. Geringer also serves as a director of Providence Service Corporation, a provider and manager of government-sponsored community and home-based counseling and foster care, and as Chairman and a director of Qualifacts Systems, Inc., a provider of web-based management information software and services for health and human services payors, providers and managers.

Claire M. Gulmi	Director since 2004
     Ms. Gulmi, 52, has served as our Executive Vice President since February 2006, Chief Financial Officer since September 1994 and Secretary since December 1997. Prior to her appointment as Executive Vice President, Ms. Gulmi served as a Senior Vice President from March 1997 to February 2006 and as a Vice President from September 1994 through March 1997.
CLASS II DIRECTORS
(TERMS EXPIRE IN 2008)

Henry D. Herr	Director since 1992
     Mr. Herr, 59, served as Executive Vice President of Finance and Administration and Chief Financial Officer of Healthways from February 1986 to October 2001 and has been serving as a director of Healthways since 1988. Mr. Herr is currently serving as a consultant to Healthways. Mr. Herr served as our Chief Financial Officer from April 1992 until September 1994 and as our Secretary from April 1992 until December 1997. From December 1997 to December 1999, Mr. Herr served as an advisor to us.

Ken P. McDonald	Director since 1996
     Mr. McDonald, 65, has served as our Chief Executive Officer since December 1997 and our President since July 1996. Mr. McDonald served as an Executive Vice President and our Chief Operating Officer from December 1994 until July 1996. Mr. McDonald joined us in 1993 as a Vice President.

Kevin P. Lavender	Director since 2004
     Mr. Lavender, 44, has served as Senior Vice President, Corporate Healthcare Lending of Fifth Third Bank since December 2005. Prior to assuming that position, Mr. Lavender served as the Commissioner of the Tennessee Department of Financial Institutions from January 2003 to December 2005. In addition to his role as Commissioner, he served as the chairman of the National Regulatory Committee for the Conference of State Bank Supervisors and was a member of the Board of Directors. Prior to being named Commissioner, Mr. Lavender was co-founder and served as Executive Vice President of Administration and Banking for MediSphere Health Partners, Inc. from May 1996 to October 2002.
How Are Our Directors Compensated?
     Base Compensation. During 2005, each non-employee director received an annual retainer of $10,000 for his or her services as a director, $3,500 for each Board meeting that he or she attended in person and $1,500 for each Board meeting that he or she attended via telephone. Each non-employee director also received $1,000 for each meeting of the Compensation Committee or the Nominating and Corporate Governance Committee that he or she attended and $2,500 for each meeting of the Audit Committee that he or she attended, whether in person or via telephone, except that the Chair of the Audit Committee received $3,500 for each Audit Committee meeting that he attended, the Chair of the Compensation Committee received $2,000 for each Compensation Committee meeting that he attended and the Chair of the Nominating and Corporate Governance Committee received $2,000 for each Nominating and Corporate Governance Committee meeting that he attended. The Chairman of the Board of Directors received an additional $25,000 for his services as Chairman. In addition, beginning in November 2005, the Company paid each non-employee director $2,500 for each director education session conducted by the Company that the director attended in person. The Company also reimbursed each non-employee director for his or her out-of-pocket expenses incurred in attending Board of Directors’ meetings and committee meetings.
     Restricted Stock. On the date of each annual meeting of shareholders, each non-employee director who is elected or reelected to the Board of Directors, or who otherwise continues as a director, automatically receives on the date of the annual meeting of shareholders a grant of that number of shares of restricted common stock having an aggregate fair market value on such date equal to an amount that is adjusted annually for changes in the Consumer Price Index, or CPI. Dr. Overholt, who serves as Medical Director of the Company but not as an employee of the Company, is treated as a non-employee director for purposes of these restricted stock grants. In 2005, each non-employee director received shares of common stock having an aggregate fair market value of $11,910.
     Each grant of restricted stock vests in one-third increments, with one-third vesting equally on the date of grant and the first and second anniversaries of the date of grant if the grantee is still a director on each of such dates. Until the earlier of (i) five years from the date of grant and (ii) the date on which the non-employee director ceases to serve as a director, no restricted stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Upon termination of a non-employee director’s service as a director for any reason other than death, disability or retirement, all shares of unvested non-employee director restricted stock will be forfeited. Upon resignation of a non-employee director as a director due to death, disability or retirement, all shares of restricted stock will immediately vest.

What Committees Has the Board Established?
     The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees.
     Audit Committee. The principal functions of the Audit Committee are (i) to oversee our accounting and financial reporting processes and audits of our financial statements; (ii) to engage or discharge our independent registered public accounting firm; (iii) to review the nature and scope of the audit, including, but not limited to, a determination of the effectiveness of the audit effort through meetings held at least annually with our independent registered public accounting firm, and a determination through discussion with the independent registered public accounting firm that no unreasonable restrictions were placed on the scope or implementation of their examinations; (iv) to oversee and review the independence and qualifications of the independent registered public accounting firm and the performance of our internal audit department and independent registered accounting firm; (v) to pre-approve all auditing and non-auditing services to be provided by our independent registered public accounting firm; (vi) to review our financial statements and disclosures in our periodic reports with management and our independent registered public accounting firm; (vii) to review our policies with respect to risk assessment, risk management and the quality and adequacy of our internal controls and processes through discussions with and reports from our internal audit department and independent registered public accounting firm and management; (viii) to establish procedures for handling any complaints relating to accounting, internal controls or auditing matters and to ensure that such complaints are treated confidentially and anonymously; (ix) to review material changes in accounting and reporting principles and practices and discuss with management and our independent registered public accounting firm the selection, application and disclosure of critical accounting policies and practices used in our financial statements; (x) to review and approve all related-party transactions with members of the Board, executive officers and 5% shareholders; (xi) to retain, at our expense, outside counsel, independent registered public accounting firm or other experts, consultants or advisors as it deems necessary or appropriate in the performance of its duties; and (xii) to report to the full Board of Directors on the results of its reviews. The Audit Committee operates under a written charter adopted by the full Board of Directors. The Restated Charter of the Audit Committee is attached hereto as Appendix A and is available on our website at www.amsurg.com. Click on “Investors,” “Corporate Governance” and then “Audit Committee.” Members of the Audit Committee are James A. Deal, Debora A. Guthrie and Henry D. Herr, all of whom are independent directors. All members of our Audit Committee are audit committee financial experts, as defined in Item 401(h)(2) of Regulation S-K. In fiscal 2005, the Audit Committee met ten times.
     Compensation Committee. The functions of the Compensation Committee include reviewing and approving the Company’s compensation policies, the compensation arrangements for senior management and directors, the compensation and benefit plans in which officers and directors are eligible to participate and awards under (and otherwise administering) such plans. The Compensation Committee operates under a written charter adopted by the full Board of Directors. The Charter of the Compensation Committee is available on our website at www.amsurg.com. Click on “Investors,” “Corporate Governance” and then “Compensation Committee.” Members of the Compensation Committee are James A. Deal, Steven I. Geringer and Debora A. Guthrie, all of whom are independent directors. The Compensation Committee met four times during fiscal 2005.
     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying qualified individuals to serve as directors; reviewing the qualifications of incumbent directors and those candidates proposed by a director, executive officer or shareholder; making recommendations to the full Board of Directors regarding such candidates; recommending the candidates that will serve on the various committees of the Board; reviewing Board composition; and reviewing the management succession plan of the Company.
     The Nominating and Corporate Governance Committee has a policy regarding the evaluation of candidates for nomination to the Board of Directors, including those suggested by shareholders in compliance with our charter, bylaws and applicable law. Any shareholder wishing to propose a nominee should submit a recommendation in writing to our Secretary, indicating the nominee’s qualifications and other relevant biographical information, and providing confirmation of the nominee’s consent to serve as a director. While the Nominating and Corporate Governance Committee may consider whatever factors it deems appropriate in its assessment of a candidate for Board membership, candidates nominated to serve as directors must, at a minimum, in the Committee’s judgment:

•	be able to represent the interests of AmSurg and all of its shareholders and not be disposed by affiliation or interest to favor any individual, group or class of shareholders or other constituency;

•	meet the minimum qualifications for directors set forth in the Guidelines and fulfill the needs of the Board at that time; and

•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management experience, relevant professional or academic distinction, and/or a record of civic and community leadership.
The Guidelines provide that each director must contribute some knowledge, experience or skill in at least one domain that is important to the Company. To provide such a contribution, a director must possess experience in one or more of the following:
•	business or management for large consolidated companies or other large multi-facility institutions;

•	accounting or finance for large consolidated companies or other multi-facility institutions;

•	leadership, strategic planning or crisis response for large consolidated companies or other large multi-facility institutions;

•	the health care industry; or

•	other significant and relevant areas deemed by the Nominating and Corporate Governance Committee to be valuable to the Company.
     When determining whether to nominate a current director to be reelected as a director, the Nominating and Corporate Governance Committee must review the performance of the director during the prior year using performance criteria established by the Nominating and Corporate Governance Committee which, at a minimum, shall include:
•	attendance at Board and Committee meetings;

•	preparedness for Board and Committee meetings;

•	quality of objectivity in exercising business judgment;

•	participation at Board and Committee meetings; and

•	candor toward other directors, management and professionals retained by AmSurg.
     The chair of the Nominating and Corporate Governance Committee will preliminarily assess the candidate’s qualifications and suitability, seeking Board input, and report the assessment to the Nominating and Corporate Governance Committee. If the consensus is that a candidate is likely to meet the criteria for Board membership, the chair of the Nominating and Corporate Governance Committee will advise the candidate of the preliminary interest and, if the candidate expresses sufficient interest, arrange interviews with one or more members of the Nominating and Corporate Governance Committee. If the Nominating and Corporate Governance Committee determines the candidate is suitable and meets the criteria for Board membership, the candidate will be invited to meet with senior management. On the basis of its assessment, and taking into consideration input from senior management, the Nominating and Corporate Governance Committee will formally consider whether to recommend the candidate’s nomination for election to the Board of Directors.
     In addition, the Nominating and Corporate Governance Committee is responsible for reviewing and recommending corporate governance policies for the Company; reviewing potential director conflicts of interest; reviewing director and officer insurance and indemnification policies; evaluating Board performance, including the effectiveness of current Board policies and practices; and reviewing any regulatory requirements relating to the continuing education of directors. The Nominating and Corporate Governance Committee operates under a written charter adopted by the full Board of Directors. The Charter of the Nominating and Corporate Governance Committee is available on our website at www.amsurg.com. Click on “Investors,” “Corporate Governance” and then “Nominating and Corporate Governance Committee.” Members of the Nominating and Corporate Governance Committee are Thomas G. Cigarran, Steven I. Geringer and Kevin P. Lavender, all of whom are independent directors. The Nominating and Corporate Governance Committee met two times during fiscal 2005.

How Often Did the Board Meet During Fiscal 2005?
     The Board of Directors met nine times during fiscal 2005. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and all meetings of the committees on which the director served. All of the directors attended last year’s annual meeting of shareholders.
How Do I Communicate with the Board?
     Shareholders can send communications to the Board of Directors and, if applicable, to specified individual directors c/o AmSurg Corp., 20 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215. All shareholder communications will be forwarded directly to the Board of Directors or, if applicable, to specified individual directors.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     During 2005, we paid Bergein F. Overholt, M.D. $50,000 for his services as our Medical Director. During 2005, Dr. Overholt provided medical director services to The Endoscopy Center of Knoxville, L.P., one of our surgery center limited partnerships, for which he received compensation in the amount of $36,000. Prior to January 1, 2002, Dr. Overholt held an ownership interest in the limited partner in this surgery center limited partnership.

AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of Directors is composed of three directors who are independent directors as defined under the applicable rules of The Nasdaq Stock Market, the applicable Securities and Exchange Commission regulations and the Guidelines. The Audit Committee operates under a written charter adopted by the full Board of Directors. The Restated Charter of the Audit Committee is attached hereto as Appendix A and is available on our website at www.amsurg.com. Click on “Investors,” “Corporate Governance” and then “Audit Committee.” The Audit Committee’s responsibilities include oversight of our independent registered public accounting firm and internal audit department, as well as oversight of the Company’s financial reporting process on behalf of the full Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.
     In this context, for fiscal 2005 the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed a report on the effectiveness of our internal control over financial reporting and “Management’s Report on Internal Control over Financial Reporting” and Deloitte & Touche LLP’s “Report of Independent Registered Public Accounting Firm,” which are included in our Annual Report on Form 10-K for the year ended December 31, 2005.
     The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with them their independence from the Company and its management. The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with maintaining the independent registered public accounting firm’s independence.
     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the full Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, which was filed with the SEC.
James A. Deal
Debora A. Guthrie
Henry D. Herr
     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION
Report of the Compensation Committee on Executive Compensation
     Decisions regarding compensation of our executive officers are made by the Compensation Committee of our Board of Directors. Each member of the Compensation Committee is an independent director as defined under the applicable rules of The Nasdaq Stock Market, the applicable Securities and Exchange Commission regulations and the Guidelines. It is the responsibility of the Compensation Committee to determine whether, in its judgment, the executive compensation policies are reasonable and appropriate, meet their stated objectives and effectively serve our best interests and the best interests of our shareholders. The Compensation Committee is responsible for administering our stock incentive plans.
What Is Our Philosophy of Executive Officer Compensation?
     The Compensation Committee believes that the primary objectives of our executive compensation policies should be:
•	To attract and retain talented executives by providing compensation that is, overall, highly competitive with the compensation provided to executives at companies of comparable position in the health care services industry, while maintaining compensation within levels that are consistent with our annual budget, financial objectives and operating performance;

•	To provide appropriate incentives for executives to work toward the achievement of our annual financial performance and business goals based on our annual budget; and

•	To closely align the interests of executives with those of shareholders and the long-term interests of our company by providing long-term incentive compensation in the form of nonqualified stock options or other equity-based long-term incentive compensation.
     The Compensation Committee believes that our executive compensation policies should be reviewed annually in light of our financial performance, our annual budget and our position within the health care services industry, as well as the compensation policies of similar companies in the health care services business. The compensation of individual executives should then be reviewed annually by the Compensation Committee in light of its executive compensation policies for that year.
     In reviewing the comparability of our executive compensation policies, the Compensation Committee reviews executive compensation for other comparable companies. The Compensation Committee believes that, while AmSurg competes generally with these other health care service companies, AmSurg is the leader in the development, acquisition and operation of single specialty outpatient surgery centers. This is an important factor in determining executive compensation and in analyzing comparable financial performance.
     The Compensation Committee believes that, in setting and reviewing executive compensation, in addition to corporate performance, it is appropriate to consider the level of experience and responsibilities of each executive, as well as the personal contributions a particular individual may make to the success of the corporate enterprise. Such qualitative factors as leadership skills, analytical skills, and organizational development are deemed to be important qualitative factors to take into account in considering levels of compensation. The chief executive officer presents to the Compensation Committee his assessment of the other executives, their accomplishments and individual and corporate performance. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Compensation Committee. Compensation for our executive officers for 2006 was determined consistent with the policies described below for determining 2005 compensation. The base salaries and stock option awards for 2006 for the persons we expect to be our named executive officers for 2006 are set forth in the table titled “2006 Salaries and Stock Option Awards.”
     Base Salary. Base compensation for our executive officers is established by the terms of employment agreements between AmSurg and the executives. These agreements provide for a minimum base salary, adjusted for increases in the CPI and such other increases as the Compensation Committee shall determine to be appropriate. In determining whether an increase in base compensation for the executive officers is appropriate, the Compensation Committee will review recommendations of management and consult with the chief executive officer. After taking into consideration these recommendations and consultations, the contributions of each executive and the performance of our company, the Compensation Committee will subjectively determine appropriate levels of base compensation. In fiscal 2005, the Compensation Committee awarded increases in the annual base compensation for executive officers, excluding the chief executive officer, ranging from 5% to 15.6% of their annual base compensation. The minimum increase mandated by the employment agreements with the executive officers is the annual CPI increase. The Compensation Committee did not assign any relative weight to the quantitative and qualitative factors applied in reaching its base compensation decisions.
     Annual Bonus. The Compensation Committee considers that compensation should be linked primarily to operating performance. To achieve this link with regard to short-term performance, the Compensation Committee relies on cash bonuses awarded to executive officers under the bonus plan based upon: (i) the extent to which our actual earnings during a fiscal year meet or exceed the earnings targets approved by the Compensation Committee for such fiscal year, which are based on the budget approved by the Board and (ii) other specific targets related to an executive officer’s specific area of responsibility, including surgery center profits and new acquisition and development transactions. These elements of the bonus plan were established in advance of the beginning of the fiscal year. The maximum total bonus award that executive officers could receive ranged from 60% to 100% of base salary for 2005. Total combined awards for all components of the bonus plan ranged from 10% to 42% of base salary for 2005.
     Stock Options and 401(k) Plan. Stock options and contributions under our 401(k) plan are the principal vehicle for payment of long-term compensation. The Compensation Committee considers that an integral part of our executive compensation program is equity-based compensation plans which align executives’ long-range interests with those of the shareholders. This long-term incentive program is principally reflected in the 1992 Stock Option Plan and the Amended and Restated 1997 Stock Incentive Plan, as amended. The 401(k) plan provides for a matching contribution by us of 25% of the participant’s voluntary salary contributions, with a maximum company contribution of 25% of the first 6% of the participant’s salary contributed by the participant, up to the maximum voluntary salary contribution established by the U.S. Department of Labor.
     The Compensation Committee believes that long-term stock-based incentive compensation should be structured so as to closely align the interests of the executives with the interests of our shareholders and, in particular, to provide only limited value in the event that our stock price fails to increase over time. The Compensation Committee determines the award of stock option grants to the executive officers and takes into account the recommendations of the chief executive officer prior to approving annual awards of long-term stock-based incentive compensation. These stock options are granted in part to reward the senior executives for their long-term strategic management of our company, and to motivate the executives to improve shareholder value. They also reflect the Compensation Committee’s objective to provide a greater portion of compensation for executives in the form of long-term equity-linked awards. During fiscal 2005, the Compensation Committee awarded options to purchase common stock with an exercise price of $25.76 per share to the following executive officers in the following amounts: Ken P. McDonald, 105,000; Claire M. Gulmi, 45,000; David L. Manning, 75,000; and Royce D. Harrell, 37,500. Frank J. Coll also was awarded options to purchase 37,500 shares of common stock with an exercise price of $24.16 per share.
     Supplemental Executive Retirement Savings Plan. We maintain a non-qualified deferred compensation plan, which allows employees who are at the executive level of Vice President or higher to make pre-tax contributions to an investment account established in such executive’s name. Executives may elect to defer up to 50% of their base compensation and up to 50% of their bonus compensation otherwise payable to such executives during the calendar year. We make contributions to the plan in an amount equal to 3% of the annual base compensation of the executives. In addition, we may make additional contributions in our discretion based on a formula set by the Compensation Committee that allows for contributions up to an additional 15% of the annual base compensation of such executives, depending on the level of corporate profits achieved, which are consistent with the earnings targets used in the bonus plan. For fiscal 2005, this formula resulted in contributions equal to 3% of the annual base compensation of the executive officers. Our contributions vest in equal increments over five years, subject to automatic vesting if the executive retires, dies or becomes disabled, if the plan terminates or if there is a change in control of our company. All contributions to the plan are subject to claims of our creditors. The Compensation Committee is responsible for overseeing the administration of the plan. Contributions funded for executive officers in fiscal 2005, excluding those on behalf of our chief executive officer, were $29,217. The Compensation Committee has approved a continuation of the deferred compensation plan for 2006.
How is Our Chief Executive Officer Compensated?
     The Compensation Committee believes that the compensation of our chief executive officer is consistent with its general policies concerning executive compensation and is appropriate in light of our financial objectives and performance. Awards of long-term incentive compensation to our chief executive officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.
     In reviewing and approving Mr. McDonald’s fiscal 2005 compensation package, the Compensation Committee took into account our performance in fiscal 2004, our continued progress in expanding our practice-based ambulatory surgery center business and such other factors as the Compensation Committee deemed appropriate in its subjective judgment. Mr. McDonald received an increase in his annual base compensation of 5%; an annual performance bonus of 17% of base salary; a matching contribution of $3,150 to our 401(k) plan on his behalf; a contribution of $13,860 to the supplemental executive retirement savings plan on his behalf; and long-term stock-based incentives in the form of an option to purchase 105,000 shares of our common stock at an exercise price of $25.76 per share.
How Are We Addressing Internal Revenue Code Limits on Deductibility of Compensation?
     Section 162(m) of the Internal Revenue Code of 1986, enacted as part of the Omnibus Budget Reconciliation Act of 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the chief executive officer and four other most highly compensated executive officers. Under Internal Revenue Service regulations, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee does not believe that any of the executive compensation arrangements for fiscal 2005 will result in the loss of a tax deduction pursuant to Section 162(m). The Compensation Committee expects to continue to monitor the application of Section 162(m) to executive compensation and will take appropriate action if it is warranted in the future.
James A. Deal
Steven I. Geringer
Debora A. Guthrie
Employment Agreements
     We have employment agreements with each of Ms. Gulmi and Messrs. McDonald, Manning, Coll and Harrell. The employment agreements have an initial one-year term, but contain a provision that automatically extends the term for an additional one year on the first and each successive anniversary date. We can cancel the automatic renewal provision prior to each anniversary date. The employment agreements provide that if we elect not to extend the executive’s employment, the executive will be considered to have been terminated without cause and will receive his or her base salary, reduced by any salary earned by the executive from another employer, plus certain benefits for a period of one year. The executive will also receive the same compensation as provided above if the executive terminates his or her employment with us under certain circumstances at any time within twelve months following a change in control (as defined in the employment agreements). The employment agreements also contain a restrictive covenant pursuant to which each executive has agreed not to compete with us during the time we are obligated to compensate him or her pursuant to his or her employment agreement.

Summary Executive Compensation Table
     Except as noted below, the following table provides information as to annual, long-term or other compensation during fiscal years 2005, 2004 and 2003 for the persons who, during 2005, were the chief executive officer and the other four most highly compensated executive officers, which we will refer to as the “named executive officers.”

				Long-Term
		Annual Compensation		Compensation
				Number of Stock	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Options Granted	Compensation (2)
Ken P. McDonald	2005	$462,000	$78,540	105,000	$17,010
President and Chief Executive Officer	2004	$440,000	$—	255,000	$3,075
	2003	$400,000	$149,000	276,000	$27,431

Claire M. Gulmi	2005	$288,750	$28,875	45,000	$11,813
Executive Vice President, Chief Financial	2004	$275,000	$13,750	75,000	$3,075
Officer and Secretary	2003	$250,000	$53,625	81,000	$20,246

David L. Manning	2005	$288,750	$120,330	75,000	$11,813
Executive Vice President and	2004	$275,000	$46,620	75,000	$3,075
Chief Development Officer	2003	$250,000	$150,630	111,000	$19,163

Frank J. Coll	2005	$188,365	$22,500	37,500	$5,651
Senior Vice President, Operations(3)

Royce D. Harrell	2005	$208,000	$3,300	37,500	$9,390
Senior Vice President, Corporate Services	2004	$202,000	$10,100	37,500	$3,075
	2003	$196,000	$17,797	42,000	$15,750

(1)	Reflects bonuses earned during the fiscal year.

(2)	The fiscal 2004 and 2005 amounts reflect Company matching contributions to the 401(k) plan and supplemental executive retirement savings plan.

(3)	Mr. Coll became an executive officer of the Company effective as of February 28, 2005.
Compensation Committee Interlocks and Insider Participation
     During fiscal 2005, the Compensation Committee of the Board of Directors was composed of James A. Deal, Steven I. Geringer and Debora A. Guthrie. None of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among our executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable SEC regulations.

Option Grants for Fiscal 2005
     The table below sets forth the following information with respect to options granted to the named executive officers during fiscal 2005 under the Amended and Restated 1997 Stock Incentive Plan, as amended:
•	the number of shares of common stock underlying options granted during 2005;

•	the percentage that such options represent of all options granted to employees during 2005;

•	the exercise price;

•	the expiration date; and

•	the potential realizable value of the options assuming both a 5% and 10% annual return on the underlying common stock from the date of grant of each option to the end of each option term.

	Individual Grants
	Number of	Percent of			Potential Realizable
	Securities	Total Options	Exercise		Value at Assumed Annual
	Underlying	Granted to	Price		Rates of Stock Price
	Options	Employees in	Per	Expiration	Appreciation for Option
Name	Granted(1)	Fiscal Year	Share	Date	Term
					5%	10%
Ken P. McDonald	105,000	10.1%	$25.76	01/27/15	$1,701,034	$4,310,755
Claire M. Gulmi	45,000	4.3%	$25.76	01/27/15	$729,015	$1,847,466
David L. Manning	75,000	7.2%	$25.76	01/27/15	$1,215,024	$3,079,110
Frank J. Coll	37,500	3.6%	$24.16	01/28/15	$569,779	$1,443,931
Royce D. Harrell	37,500	3.6%	$25.76	01/27/15	$607,512	$1,539,555

(1)	Represents options to purchase shares of common stock, which vest in five equal annual installments beginning on the date of grant.
Option Exercises and Fiscal Year-End Values
     The table below sets forth the following information with respect to option exercises during fiscal 2005 by each of the named executive officers and the status of their options at December 31, 2005:
•	the number of shares of common stock acquired upon exercise of options during 2005;

•	the aggregate dollar value realized upon the exercise of such options;

•	the total number of shares of common stock underlying exercisable and unexercisable stock options held at December 31, 2005; and

•	the aggregate dollar value of unexercised in-the-money options at December 31, 2005.

	Number
	of Shares
	Acquired
	Upon	Value
	Exercise	Realized	Number of Securities Underlying		Value of Unexercised In-The-Money
	of	Upon	Unexercised Options at		Options at
Name	Options	Exercise	December 31, 2005		December 31, 2005 (1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ken P. McDonald	30,000	$707,552	732,600	368,400	$5,169,588	$1,031,892
Claire M. Gulmi	—	—	250,200	119,400	$1,848,124	$301,752
David L. Manning	17,249	$377,776	330,600	155,400	$2,123,163	$398,712
Frank J. Coll	—	—	—	37,500	$—	$—
Royce D. Harrell	—	—	143,700	73,800	$1,285,797	$165,714

(1)	The aggregate dollar value of the options held at year-end are calculated as the difference between the fair market value of the common stock ($22.86 as reported on The Nasdaq National Market on December 30, 2005) and the respective exercise prices of the stock options, multiplied by the number of shares subject to the options.

2006 Salaries and Stock Option Awards
     The table below sets forth the base salary for 2006 and grants of stock options during 2006 to the persons we expect to constitute our named executive officers for 2006.

		Number of
		Securities	Exercise
	Base	Underlying	Price Per
Name	Salary	Options Granted	Share (1)
Ken P. McDonald	$485,100	105,000	$21.07
Claire M. Gulmi	$325,000	70,000	$21.07
David L. Manning	$325,000	100,000	$21.07
Frank J. Coll	$260,000	30,000	$21.07
		25,000	$22.08
Royce D. Harrell	$218,500	37,500	$21.07

(1)	The exercise price per share is equal to the fair market value of the common stock on the date of the grant.
Equity Compensation Plan Information
     The following table summarizes information with respect to our equity compensation plans as of December 31, 2005.

	Number of		Number of Securities
	Securities To Be		Remaining Available
	Issued Upon	Weighted Average	For Future Issuance
	Exercise of	Exercise Price of	Under Equity
	Outstanding	Outstanding	Compensation Plans
	Options, Warrants	Options, Warrants	(excluding securities
Plan Category	and Rights (1)	and Rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,838,181	$19.82	1,681,815

Equity compensation plans not approved by security holders	—	—	—

Total	3,838,181	$19.82	1,681,815

(1)	None of the outstanding options are transferable for consideration or have dividend rights attached.

Comparison of Cumulative Total Returns
     The following graph compares the performance of our common stock with performance of a market index and a peer group index. Prior to July 2001, we maintained two classes of common stock, Class A and Class B, which were reclassified into one class of common stock having the rights of Class A common stock, using a one-to-one conversion ratio. The market index is the Center for Research in Security Prices Index for NASDAQ Stock Market (U.S. Companies) and the peer group index is the Center for Research in Security Prices Index for NASDAQ Health Services Stocks. The graph covers the period from January 1, 2001 through the end of fiscal 2005. The graph assumes that $100 was invested on January 1, 2001 in our Class A and Class B common stock, the NASDAQ Index and the NASDAQ Health Services Index, and that all dividends were reinvested.
     The graph also reflects the reclassification of our Class A common stock and Class B common stock into one class of common stock in July 2001 and is adjusted to reflect a three-for-two split of our common stock effective March 24, 2004.

	12/29/00	7/12/01	7/13/01	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05
AmSurg Class A	100	112
AmSurg Class B	100	135
AmSurg Common Stock			109	112	84	156	182	141
Nasdaq Stock Market (US)	100	84	85	79	55	82	89	91
Nasdaq Health Services Stocks	100	108	109	108	93	142	179	247

PROPOSAL 2 – CONSIDERATION AND APPROVAL OF THE AMSURG CORP. 2006 STOCK INCENTIVE PLAN
     Our Board has adopted and recommends that you approve the AmSurg Corp. 2006 Stock Incentive Plan (the “Plan”) to replace our Amended and Restated 1997 Stock Incentive Plan (the “1997 Plan”). If approved by shareholders, the Plan will authorize awards in respect of an aggregate of 1,400,000 shares. If shareholder approval of the Plan is received at the annual meeting, no further awards will be granted under the 1997 Plan. If approved by our shareholders, the Plan will be effective as of May 18, 2006.
     The primary purpose of the Plan is to promote the interests of the company and its shareholders by (i) attracting and retaining key officers, employees, advisory board members and directors of, and consultants to, the company and its subsidiaries and affiliates, (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals, (iii) enabling such individuals to participate in the long-term growth and financial success of the company, (iv) encouraging ownership of stock in the company by such individuals, and (v) linking the compensation of those individuals to the long-term interests of the company and its shareholders.
     The following is a brief summary of the principal features of the Plan, which is qualified in its entirety by reference to the Plan itself, a copy of which is attached hereto as Appendix B and incorporated herein by reference.
Shares Available for Awards under the Plan
     Under the Plan, awards may be made in shares of our common stock. Subject to adjustment as provided by the terms of the Plan, the maximum number of shares of common stock with respect to which awards may be granted under the Plan is 1,400,000. Except as adjusted in accordance with the terms of the Plan, no more than 140,000 shares authorized under the Plan may be awarded as awards other than options and stock appreciation rights (“SARs”). The maximum number of shares with respect to which awards may be granted under the Plan shall be increased by the number of shares with respect to which options or other awards were granted under the 1997 Plan, but which terminate, expire unexercised, are forfeited or cancelled without the delivery of shares under the terms of the 1997 Plan after the effective date of this Plan. Shares issued by the company as substitute awards granted solely in connection with the assumption of outstanding awards previously granted by a company acquired by us, or with which we combine (“Substitute Awards”), do not reduce the number of shares available for awards under the Plan.
     In addition, the Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under these limitations, no single participant may receive options or SARs in any calendar year that, taken together, relate to more than 500,000 shares, subject to adjustment in certain circumstances.
     With certain limitations, awards made under the Plan may be adjusted by a committee of the Board composed of not less than two non-employee directors (the “Committee”) in its sole discretion. The initial Committee will be the Compensation Committee of the Board.
Eligibility and Administration
     Current and prospective officers and employees, and directors of, and consultants to, us or our subsidiaries or affiliates are eligible to be granted awards under the Plan. As of April 1, 2006, approximately 140 individuals were eligible to participate in the Plan. The Committee will administer the Plan, except with respect to awards to non-employee directors, for which the Plan will be administered by the Board. The Committee will be composed of not less than two non-employee directors, each of whom will be a “Non-Employee Director” for purposes of Section 16 of the Exchange Act and Rule 16b-3 thereunder, an “outside director” within the meaning of Section 162(m) and the regulations promulgated under the Code and will be an independent director as defined by the listing standards of The Nasdaq Stock Market. Subject to the terms of the Plan, the Committee is authorized to (i) select participants; (ii) determine the types of awards to be granted; (iii) determine the number of shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with awards; (iv) determine the timing, terms and conditions of any award; (v) accelerate the time at which all or any part of an award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or award made under, the Plan; (ix) in certain circumstances, amend or modify the terms of any award at or after grant with the consent of the holder of the award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board set forth in the Plan to amend or terminate the Plan.
Stock Options and Stock Appreciation Rights
     The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than ten percent of our voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
     A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full of the amount of the option price for the number of shares with respect to which the option is then being exercised.
     Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to us of shares that have been held by the participant for at least six months (or such lesser period as may be permitted by the Committee) which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the company. Subject to applicable securities laws and our policies, we may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by the company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.
Restricted Shares and Restricted Share Units
     The Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a shareholder of the company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.

     Each restricted share unit has a value equal to the fair market value of a share of common stock on the date of grant. The Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. A participant will be credited with dividend equivalents on any vested restricted share units at the time of any payment of dividends to shareholders on shares of common stock. Except as determined otherwise by the Committee, restricted share units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on our part, unless the participant remains in our continuous employment for the restricted period and any other restrictive conditions relating to the restricted share units are met.
Performance Awards
     A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee. Termination of employment prior to the end of any performance period, other than for reasons of death or total disability, will result in the forfeiture of the performance award. A participant’s rights to any performance award may not be transferred, encumbered or disposed of in any manner, except by will or the laws of descent and distribution.
     Performance awards are subject to certain specific terms and conditions under the Plan. Unless otherwise expressly stated in the relevant award agreement, each award granted to a covered officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Performance goals for Covered Officers will be limited to one or more of the following financial performance measures relating to the company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings or earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) after tax operating income; (f) net income; (g) earnings or book value per share; (h) cash flow(s); (i) revenues or revenue growth; (j) production (separate work units or SWUs); (k) stock price or total shareholder return; (l) dividends; (m) debt reduction; (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions, divestitures or development activities; or (o) any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the company or any subsidiary, operating unit, business segment or division of the company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in the Plan to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to shareholders for the applicable year.
     To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing: (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the Plan is 500,000 and the maximum annual amount of all performance awards that are settled in cash is $5,000,000.
Other Stock-Based Awards
     The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the Plan.
Non-Employee Director Awards
     The Board may provide that all or a portion of a non-employee director’s annual retainer, meeting fees and/or retainer fees or other awards or compensation as determined by the Board be payable in non-qualified stock options, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee director. The Board will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board. Non-employee directors are also eligible to receive other awards pursuant to the terms of the Plan, including options and SARs, restricted shares and restricted share units, and other stock-based awards upon such terms as the Board may determine; provided, however, that with respect to awards made to members of the Committee, the Plan will be administered by the Board.
     On the date of each annual meeting of our shareholders, unless the Plan has been previously terminated, each non-employee director elected at the annual meeting or whose service as a director continues following the annual meeting will receive an automatic grant of a restricted stock award for a number of shares of common stock having an aggregate Fair Market Value (as defined in the Plan) on such date equal to an amount that is subject to increase annually based upon any increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. All City Average Report, of the U.S. Bureau of Labor Statistics or, if such index is no longer available, a similar index, which shares will be subject to the restrictions applicable to restricted shares and restricted share units.
Termination of Employment
     The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.
Change in Control
     Unless otherwise provided in an agreement making an award or other contractual agreement between the company and a participant, if, within one (1) year following a Change in Control (as defined in the Plan), a participant’s employment with the company (or its successor) is terminated by reason of (a) death; (b) disability; (c) Normal Retirement or Early Retirement (as defined in the Plan); (d) for Good Reason (as defined in the Plan) by the participant; or (e) involuntary termination by the company for any reason other than for Cause (as defined in the Plan), all outstanding awards of such participant shall vest, become immediately exercisable and payable and have all restrictions lifted.
Amendment and Termination
     The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion of the Plan at any time, except that shareholder approval must be obtained for any such action if (i) such approval is necessary to comply with any tax or regulatory requirement with which the Board deems it desirable or necessary to comply or (ii) such amendment would materially increase the economic benefits to the participants hereunder. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. The Committee does not have the power, however, to amend the terms of previously granted options or SARs to reduce the exercise price per share subject to such option or SAR or to cancel such options or SARs and grant substitute options or SARs with a lower exercise price per share than the cancelled options or SARs. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
Other Terms of Awards
     The company may take action, including the withholding of amounts from any award made under the Plan, to satisfy withholding and other tax obligations. The Committee may provide for additional cash payments to participants to defray any tax arising from the grant, vesting, exercise or payment of any award. Except as permitted by the applicable award agreement, awards granted under the Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or as permitted by the Committee in its discretion. Awards may not be transferred for consideration.
Certain Federal Income Tax Consequences
     The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the Plan.
     Tax consequences to the company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a reload option, a SAR or a restricted share award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.
     If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).
     The company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.
     Similarly, the exercise of a SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to a SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of a SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made).

Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.
     Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The company intends that performance awards and options granted with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations.
     The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the Plan are urged to consult a tax advisor as to the tax consequences of participation.
     The Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.
     The Board of Directors Recommends That You Vote FOR the Proposal to Approve the AmSurg Corp. 2006 Stock Incentive Plan.
PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the current fiscal year, and the shareholders are requested to ratify this appointment. Deloitte & Touche LLP has served in this capacity for AmSurg since 1992. A representative of Deloitte & Touche LLP is expected to be present at the annual meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. Shareholders should recognize that the ratification of the appointment of Deloitte & Touche LLP does not preclude the Audit Committee from subsequently determining to change independent registered public accounting firm if it determines such action to be in the best interests of the company and its shareholders.
Fees Billed to Us by Deloitte & Touche LLP During 2005 and 2004
     Audit Fees
     The aggregate audit fees billed by Deloitte & Touche LLP for the years ended December 31, 2005 and 2004 were $517,000 and $621,000, respectively. The fees include professional services and expenses for Deloitte & Touche LLP’s annual audits and quarterly reviews of the Company’s financial statements, attestation of the Company’s assertion on internal control over financial reporting required by Section 404 of the Sarbanes Oxley Act of 2002 and consents issued in connection with the Company’s periodic registration statements on Form S-8.
     Audit-Related Fees
     The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2005 and 2004 were $18,000 and $46,000, respectively. These fees relate to the audit of the Company’s employee benefit plan for the fiscal year ended December 31, 2005 and 2004 and for assistance regarding the implementation of Section 404 of the Sarbanes Oxley Act of 2002 for the year ended December 31, 2004.
     Tax Fees
     The aggregate fees billed for tax services for the fiscal years ended December 31, 2005 and 2004 were $190,000 and $83,000, respectively. These fees relate to tax preparation and compliance consultation for the fiscal years ended December 31, 2005 and 2004, respectively.

     All Other Fees
     No amounts were billed by Deloitte & Touche LLP during the fiscal years ended December 31, 2005 and 2004, respectively, that would be categorized as all other fees.
Audit Committee Pre-Approval Policies and Procedures
     Our Audit Committee has adopted a policy, contained in its Restated Charter, which provides that our Audit Committee must pre-approve all audit and non-audit services provided to AmSurg by our independent registered public accounting firm. This policy is administered by our senior management, which reports throughout the year to the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Deloitte & Touche LLP during fiscal 2005 and 2004.
Auditor Rotation Policies
     Deloitte & Touche LLP maintains partner rotation policies in accordance with the rules promulgated by the SEC. Such rules require the rotation of the lead audit partner after five years.
Required Vote; Recommendation of the Board
     Approval of this proposal requires the number of shares of common stock voted in favor of the proposal to exceed the number of shares of common stock voted against it. Abstentions and broker non-votes will be counted in determining whether there is a quorum, but will not be voted with respect to the proposal. Therefore, so long as a quorum is present, abstentions and broker non-votes will have no effect on whether this proposal is approved.
     The Board of Directors Recommends That You Vote FOR the Ratification of the Appointment of Deloitte & Touche LLP as AmSurg’s Independent Registered Public Accounting Firm.
OTHER MATTERS
     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION
     Shareholder Proposals for the 2007 Annual Meeting. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, shareholder proposals submitted in accordance with applicable rules and regulations for presentation at our next annual meeting and received at our executive offices no later than December 22, 2006 will be considered for inclusion in our proxy statement and form of proxy relating to the 2007 annual meeting.
     In addition, our bylaws contain an advance notice provision that provides that for a shareholder proposal to be brought before and considered at the next annual meeting of shareholders (but not considered for inclusion in our proxy statement), a shareholder’s notice must be received at our executive offices no later than December 22, 2006 and the proposal and the shareholder must comply with Rule 14a-(8) of the Securities Exchange Act of 1934. For proposals that are not timely filed, we retain discretion to vote proxies we receive. For proposals that are timely filed, we retain discretion to vote proxies we receive provided (1) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (2) the proponent does not issue a proxy statement.
     Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by us. We will bear the cost of soliciting proxies in the enclosed form. Our officers and regular employees may, but without compensation other than their regular compensation, solicit proxies by mail, personal conversations, telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock.
     Financial Statements Available. A copy of our 2005 Annual Report to Shareholders containing audited financial statements and other information accompanies this proxy statement. A copy of our Annual Report on Form 10-K for the year ended December 31, 2005, filed with the SEC on March 15, 2006, is available without charge upon request. Requests should be addressed to Chief Financial Officer, AmSurg Corp., 20 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215 or to (615) 665-1283.
     Householding Information. As permitted by the SEC’s proxy statement rules, we will deliver only one copy of our 2005 Annual Report to Shareholders or this proxy statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the annual report or proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our annual reports or proxy statements may request delivery of a single copy.
     Requests in this regard should be addressed to:
Claire M. Gulmi
Secretary
AmSurg Corp.
20 Burton Hills Boulevard, Suite 500
Nashville, TN 37215
(615) 665-1283

Appendix A
RESTATED CHARTER
OF
AUDIT COMMITTEE
OF
AMSURG CORP.
     The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities and to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function and independent registered public accounting firm.
     In discharging its responsibilities, the Committee is empowered to investigate any matter with full access to all books, records, facilities and personnel of the Company and direct access to the independent registered public accounting firm. The Committee has the power to retain, at the Company’s expense, outside counsel, auditors or other experts, consultants or advisors as it deems necessary or appropriate in the performance of its duties. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to (i) the independent registered public accounting firm for the purpose of rendering or issuing an audit report or performing other audit, review or attest services; and (ii) any advisors employed by the Committee, and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall make regular reports to the Board.
     The Committee shall review and reassess the adequacy of this Charter on an annual basis and submit it annually to the Board for approval.
     The Committee shall be comprised of not less than three members of the Board, who as determined by the Board, are independent and meet the other qualification standards set by federal and state legislation and regulation and the applicable listing standards of The Nasdaq Stock Market, Inc. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition at least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.
     The Committee’s oversight responsibility recognizes that the Company’s management is responsible for preparing the Company’s financial statements in accordance with generally accepted accounting principles and that the independent registered public accounting firm is responsible for auditing those financial statements. Additionally, the Committee recognizes that the Company’s financial management, as well as its internal audit department and independent registered public accounting firm, have more time, knowledge and more detailed information on the Company and its financial reports than do Committee members; consequently, in carrying out its duties and responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements and is not conducting an audit or investigation of the financial statements or determining that the Company’s financial statements are true and complete or are in accordance with generally accepted accounting principles.
     The following functions shall be the common recurring activities of the Committee in carrying out its oversight duties and responsibilities. These functions are set forth as minimum duties and responsibilities with the understanding that the Committee may undertake additional duties and responsibilities as the Board or the Committee deems appropriate given the circumstances.
•	The Committee shall review and discuss with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in the Company’s

Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and the selection, application and disclosure of critical accounting policies and practices used in such financial statements. The Committee also shall review and discuss with the independent registered public accounting firm the matters required to be discussed by Statements of Auditing Standards (“SAS”) No. 61 and No. 90, as may be modified or supplemented. The discussion of the financial statements and the related critical accounting policies and practices shall occur prior to the public release of such financial statements and the discussion of the related disclosure, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operation,” shall occur prior to the filing of the Form 10-Q or 10-K. Additionally, based on such review and discussion, the Committee shall consider whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	The Committee shall discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information. The Committee shall also discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies.

•	The Committee shall review and approve all related-party transactions.

•	The Committee shall discuss with management, the Company’s director of internal audit and the independent registered public accounting firm policies with respect to risk assessment and risk management and the quality and adequacy of the Company’s internal controls and processes that could materially affect the Company’s financial statements and financial reporting. The Committee shall meet separately, at least quarterly, with management, the Company’s director of internal audit and with the independent registered public accounting firm and shall review with the independent registered public accounting firm any audit problems or difficulties and management’s response.

•	The Committee shall:
–	oversee the work of the independent registered public accounting firm;

–	resolve disagreements between management and the independent registered public accounting firm regarding financial reporting;

–	establish hiring policies for employees or former employees of the independent registered public accounting firm;

–	preapprove all auditing services to be provided by the independent registered public accounting firm;

–	preapprove all non-auditing services, including tax services, to be provided by the independent registered public accounting firm, subject to such exceptions as may be determined by the Committee to be appropriate and consistent with federal and regulatory provisions;

–	receive reports from the independent registered public accounting firm regarding critical accounting policies and practices, alternative treatments of financial information and generally accepted accounting principles, and such other information as may be required by federal and regulatory provisions;

–	receive from the independent registered public accounting firm annually a formal written statement delineating all relationships between the independent registered public accounting firm and the Company that may impact the objectivity and independence of the independent registered public accounting firm; and

–	discuss with the independent registered public accounting firm in an active dialogue any such disclosed relationships or services and their impact on the independent registered public accounting firm’s objectivity and independence.
•	The Committee shall receive reports from the principal executive and financial officers of the Company and the

Company’s director of internal audit regarding all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data and whether they have identified for the independent registered public accounting firm any material weaknesses in internal controls; regarding any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and regarding whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	The Company’s director of internal audit shall report directly to the Chair of the Committee and the Company’s Chief Financial Officer. The Committee shall review the internal audit plan and functions at least annually and review with the director of internal audit the responsibilities, budget and staffing of the Company’s internal audit function.

•	The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and to ensure that such complaints are treated confidentially and anonymously.

•	The Committee shall have the ultimate authority and responsibility to select (subject, if applicable, to stockholder approval), determine the compensation of, and, where appropriate, terminate and replace the independent registered public accounting firm, and the independent registered public accounting firm shall report directly to the Committee.
Meetings
     The Committee shall meet at least four times annually and more frequently as necessary or appropriate, including teleconferences when appropriate. Special meetings of the Committee may be called on one day notice by the Chairman of the Board or the Committee Chair. One or more of these meetings shall include separate executive sessions with the Company’s Chief Financial Officer, director of internal audit and the independent registered public accounting firm. A majority of the Committee shall constitute a quorum, and the Committee shall act only on the affirmative vote of a majority of the members present at the meeting. Attendance by the Chairman of the Board and by other members of management will be at the invitation of the Committee Chair. The Committee shall maintain minutes of all meetings documenting its activities and recommendations to the Board. Unless the Board has previously designated the Chair, the members of the Committee may designate a Chair by majority vote.

Appendix B
AMSURG CORP.
2006 STOCK INCENTIVE PLAN

Section 1.	Purpose.
     This plan shall be known as the “Amsurg Corp. 2006 Stock Incentive Plan” (the “Plan”). The purpose of the Plan is to promote the interests of Amsurg Corp. (the “Company”) and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders. With respect to any awards granted under the Plan that are intended to comply with the requirements of “performance-based compensation” under Section 162(m) of the Code, the Plan shall be interpreted in a manner consistent with such requirements.

Section 2.	Definitions.
     As used in the Plan, the following terms shall have the meanings set forth below:
     (a) “Affiliate” shall mean (i) any entity that, directly or indirectly, is controlled by the Company, (ii) any entity in which the Company has a significant equity interest, (iii) an affiliate of the Company, as defined in Rule 12b-2 promulgated under Section 12 of the Exchange Act, and (iv) any entity in which the Company has at least twenty percent (20%) of the combined voting power of the entity’s outstanding voting securities, in each case as designated by the Board as being a participating employer in the Plan.
     (b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish.
     (c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.
     (d) “Board” shall mean the Board of Directors of the Company.
     (e) “Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, (ii) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (iii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.
     (f) “Change in Control” shall mean, unless otherwise provided in the applicable Award Agreement, the happening of one of the following:
     (i) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

     (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or
     (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s shareholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period.
     (g) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
     (h) “Committee” shall mean a committee of the Board composed of not less than two Non-Employee Directors, each of whom shall be (i) a “non-employee director” for purposes of Exchange Act Section 16 and Rule 16b-3 thereunder, (ii) an “outside director” for purposes of Section 162(m) and the regulations promulgated under the Code, and (iii) “independent” within the meaning of the listing standards of the Nasdaq National Market.
     (i) “Consultant” shall mean any consultant to the Company or its Subsidiaries or Affiliates.
     (j) “Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Company, was a “covered employee” of the Company within the meaning of Section 162(m); provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Company and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid or vested.
     (k) “Director” shall mean a member of the Board.
     (l) “Disability” shall mean, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan.
     (m) “Early Retirement” shall mean retirement, for purposes of this Plan, with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary or Affiliate prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.
     (n) “Effective Date” shall have the meaning provided in Section 16.1 of the Plan.
     (o) “Employee” shall mean a current or prospective officer or employee of the Company or of any Subsidiary or Affiliate.
     (p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
     (q) “Fair Market Value” with respect to the Shares, shall mean, for purposes of a grant of an Award as of any date, (i) the reported closing sales price of the Shares on the Nasdaq National Market, or any other such market or exchange as is the principal trading market for the Shares, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith, by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

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     (r) “Good Reason” means (i) a material reduction in a Participant’s position, authority, duties or responsibilities, (ii) any reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 30 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.
     (s) “Incentive Stock Option” shall mean an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
     (t) “Non-Employee Director” shall mean a member of the Board who is not an officer or employee of the Company or any Subsidiary or Affiliate.
     (u) “Non-Qualified Stock Option” shall mean an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.
     (v) “Normal Retirement” shall mean, unless otherwise defined in the applicable Award Agreement, retirement of a Participant from active employment with the Company or any of its Subsidiaries or Affiliates on or after such Participant’s 65th birthday.
     (w) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.
     (x) “Option Price” shall mean the purchase price payable to purchase one Share upon the exercise of an Option.
     (y) “Other Stock-Based Award” shall mean any Award granted under Sections 9 or 10 of the Plan.
     (z) “Participant” shall mean any Employee, Director, Consultant or other person who receives an Award under the Plan.
     (aa) “Performance Award” shall mean any Award granted under Section 8 of the Plan.
     (bb) “Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.
     (cc) “Restricted Share” shall mean any Share granted under Sections 7 to 10 of the Plan. (dd) “Restricted Share Unit” shall mean any unit granted under Sections 7 to 10 of the Plan. (ee) “Retirement” shall mean Normal or Early Retirement.
     (ff) “SEC” shall mean the Securities and Exchange Commission or any successor thereto.
     (gg) “Section 16” shall mean Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.
     (hh) “Section 162(m)” shall mean Section 162(m) of the Code and the regulations promulgated thereunder and any successor provision thereto as in effect from time to time.
     (ii) “Shares” shall mean shares of the common stock, $0.01 par value, of the Company.

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     (jj) “Stock Appreciation Right” or “SAR” shall mean a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the Fair Market Value on the date of grant.
     (kk) “Subsidiary” shall mean any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.
     (ll) “Substitute Awards” shall mean Awards granted solely in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

Section 3.	Administration.
     3.1 Authority of Committee. The Plan shall be administered by a Committee of not less than two Non-Employee Directors, who shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Non-Employee Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. The initial Committee shall be the Compensation Committee of the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (iv) determine the timing, terms, and conditions of any Award; (v) accelerate the time at which all or any part of an Award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) except to the extent prohibited by Section 6.2, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 14 hereunder to amend or terminate the Plan.
     3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award.
     3.3 Action by the Committee. The Committee shall hold its meetings at such times and places and in such manner as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The exercise of an Option or receipt of an Award shall be effective only if an Award Agreement shall have been duly executed and delivered on behalf of the Company following the grant of the Option or other Award. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business, as it shall deem advisable.
     3.4 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary or Affiliate, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or

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to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16 or who are otherwise not subject to such Section.
     3.5 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Section 4.	Shares Available For Awards.
     4.1 Shares Available. Subject to the provisions of Section 4.2 hereof, the stock to be subject to Awards under the Plan shall be the Shares of the Company and the maximum aggregate number of Shares with respect to which Awards may be granted under the Plan shall be 1,400,000, of which the number of (i) Shares with respect to which Incentive Stock Options may be granted shall be no more than 700,000 and (ii) Shares with respect to which Awards other than Options and SARs may be granted shall be no more than 140,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2, the maximum number of Shares with respect to which Awards may be granted under the Plan shall be increased by the number of Shares with respect to which Options or other Awards that were granted under the Company’s Amended and Restated 1997 Stock Incentive Plan (the “1997 Plan”) as of the effective date of this Plan, but which terminate, expire unexercised or are forfeited or cancelled without the delivery of Shares under the terms of the 1997 Plan after the effective date of this Plan. If, after the effective date of the Plan, any Shares covered by an Award granted under this Plan, or to which such an Award relates, are forfeited or otherwise terminates, expires unexercised or is canceled without the delivery of Shares, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination, expiration or cancellation, shall again become Shares with respect to which Awards may be granted; provided, however, that in the event the number of Shares reserved for issuance upon the exercise of a SAR exceeds the number of Shares actually issued upon the exercise of the SAR, the excess Shares shall not again be Shares with respect to which Awards may be granted. Notwithstanding the foregoing and subject to adjustment as provided in Section 4.2 hereof, no Participant may receive Options or SARs under the Plan in any calendar year that, taken together, relate to more than 500,000 Shares.
     4.2 Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee, in its sole discretion, to be appropriate, then the Committee shall, in such manner as it may deem equitable (and, with respect to Incentive Stock Options, in such manner as is consistent with Section 422 of the Code and the regulations thereunder and with respect to Awards to Covered Officers, in such a manner as is consistent with Section 162(m)): (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company or its successor (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company or its successor (or number and kind of other securities or property) subject to outstanding Awards under the Plan; (3) the grant or exercise price with respect to any Award under the Plan, provided that the number of shares subject to any Award shall always be a whole number; and (4) the limits on the number of Shares that may be granted to Participants under the Plan in any calendar year; (ii) if deemed appropriate, subject to Section 13, provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award.
     4.3 Substitute Awards. Any Shares issued by the Company as Substitute Awards in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the Shares available for Awards under the Plan.
     4.4 Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award shall consist of authorized and unissued Shares.

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Section 5.	Eligibility.
     Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted consistent with Section 10.

Section 6.	Stock Options And Stock Appreciation Rights.
     6.1 Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the exercise price and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. A person who has been granted an Option or SAR under this Plan may be granted additional Options or SARs under the Plan if the Committee shall so determine; provided, however, that to the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.
     6.2 Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Shares with respect to which the Option is granted on the date of grant of such Option. Except with respect to Substitute Awards, SARs may not be granted at a price less than the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing and except as permitted by the provisions of Section 4.2 and Section 14 hereof, the Committee shall not have the power to (i) amend the terms of previously granted Options or SARs to reduce the Option Price of such Options or SARs or (ii) cancel such Options or SARs and grant substitute Options or SARs with a lower Option Price than the cancelled Options or SARs.
     6.3 Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.
6.4 Exercise.
     (a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee shall have full and complete authority to determine, subject to Section 6.6 herein, whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine.
     (b) The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal, state or foreign securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the sale of Shares pursuant to such exercise will not violate any state or federal securities or other laws.
     (c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option or SAR, delivered to the Company at its principal office, and payment in full to the Company at the direction of the Committee of the amount of the Option Price for the number of Shares with respect to which the Option is then being exercised.

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     (d) Payment of the Option Price shall be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for at least six (6) months (or such lesser period as may be permitted by the Committee), valued at the Fair Market Value of such Shares on the date of exercise (or next succeeding trading date, if the date of exercise is not a trading date), together with any applicable withholding taxes, such transfer to be upon such terms and conditions as determined by the Committee, or (ii) by a combination of such cash (or cash equivalents) and such Shares; provided, however, that the optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of an Option or any other stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an Option to be exercised by delivering a notice of exercise of the Option and simultaneously selling the Shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Price, together with any applicable withholding taxes. Until the optionee has been issued the Shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such Shares.
     (e) A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.
     6.5 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Section 7.	Restricted Shares And Restricted Share Units.
     7.1 Grant.
     (a) Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.
     (b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards.
     7.2 Delivery of Shares and Transfer Restrictions. At the time of a Restricted Share Award, a certificate representing the number of Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the

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terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. Unless otherwise provided in the applicable Award Agreement, the grantee shall have all rights of a shareholder with respect to the Restricted Shares, including the right to receive dividends and the right to vote such Shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant, all of the Shares shall be forfeited and all rights of the grantee to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met. Unless otherwise provided in the applicable Award Agreement, any Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Shares subject to Restricted Share Awards shall be subject to the same restrictions, terms and conditions as such Restricted Shares.
     7.3 Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be.
     7.4 Payment of Restricted Share Units. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Unless otherwise provided in the applicable Award Agreement, a Participant shall receive dividend rights in respect of any vested Restricted Stock Units at the time of any payment of dividends to shareholders on Shares. The amount of any such dividend right shall equal the amount that would be payable to the Participant as a shareholder in respect of a number of Shares equal to the number of vested Restricted Stock Units then credited to the Participant. Any such dividend right shall be paid in accordance with the Company’s payment practices as may be established from time to time and as of the date on which such dividend would have been payable in respect of outstanding Shares. No dividend equivalents shall be paid in respect of Restricted Share Units that are not yet vested. Except as otherwise determined by the Committee at or after grant, Restricted Share Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the grantee remains in continuous employment of the Company for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

Section 8.	Performance Awards.
     8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.
     8.2 Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend specific provisions of the Performance Award; provided, however, that such amendment may not adversely affect existing Performance Awards made within a performance period commencing prior to implementation of the amendment.
     8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with the procedures established by the Committee, on a

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deferred basis. Termination of employment prior to the end of any performance period, other than for reasons of death or Disability, will result in the forfeiture of the Performance Award, and no payments will be made. A Participant’s rights to any Performance Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of in any manner, except by will or the laws of descent and distribution, and/or except as the Committee may determine at or after grant.

Section 9.	Other Stock-Based Awards.
     The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 and 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 10.	Non-Employee Director Awards.
     10.1 The Board may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of a Non-Employee Director) in the form of Non-Qualified Stock Options, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Board shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.
     10.2 The Board may also grant Awards to Non-Employee Directors pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above. With respect to such Awards, all references in the Plan to the Committee shall be deemed to be references to the Board.
     10.3 On the date of each annual meeting of shareholders of the Company, unless this Plan has been previously terminated, each Non-Employee Director elected at the annual meeting or whose service as a director of the Company continues following the annual meeting will receive an automatic grant of a Restricted Stock Award (“Non-Employee Director Restricted Stock”) for a number of shares of Common Stock (rounded up to the next whole share) having an aggregate Fair Market Value on such date equal to an amount to be determined by the Board, which shares shall be subject to the restrictions and provisions set forth in Section 7 and this Section 10.3.
     (a) Each grant of Non-Employee Director Restricted Stock shall vest in increments of one-third of the shares of Common Stock subject to such grant, with the first one-third increment vesting on the date of grant, the second one-third increment on the first anniversary of the date of grant and the final one-third increment on the second anniversary of the date of grant, if the grantee is still a member of the Board on such dates. Upon the vesting of the shares, the Company will deliver the stock certificate(s) evidencing the vested shares to the Non-Employee Director, all restrictions on the shares imposed by Section 7 or this Section 10.3 will be lifted and such shares will no longer be deemed to be “Non-Employee Director Restricted Stock” hereunder.
     (b) Until the earlier of (i) five years from the date of grant and (ii) the date on which the Non-Employee Director ceases to serve as a director of the Company (the “Non-Employee Director Period of Restriction”), no Non-Employee Director Restricted Stock may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Each certificate representing Non-Employee Director Restricted Stock granted pursuant to this Section 10.3 shall bear the following legend:
“The sale or other transfer of the shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the AmSurg Corp. 2006 Stock Incentive Plan (the “Plan”). A copy of the Plan and the rules of such Plan may be obtained from the Secretary of AmSurg Corp.”

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Once the Non-Employee Director Period of Restriction has lapsed, the grantee shall be entitled to have the legend required by this Section 10.3 removed from such stock certificate(s); provided however, that such certificate shall be subject to any legend required by applicable state or federal law.
     (c) Upon termination of a Non-Employee Director’s service as a member of the Board for any reason other than death or disability, all shares of Non-Employee Director Restricted Stock not theretofore vested will be forfeited. Upon termination of a Non-Employee Director’s service as a member of the Board due to death or disability, all shares of Non-Employee Director Restricted Stock will immediately vest.
     (d) Non-Employee Directors will have the right to vote the shares and to receive cash dividends with respect to the shares of Non-Employee Director Restricted Stock. Stock dividends issued with respect to Non-Employee Director Restricted Stock will be treated as additional shares of Non-Employee Director Restricted Stock subject to the same restrictions and vesting schedule as the shares of Non-Employee Director Restricted Stock with respect to which they were received.

Section 11.	Provisions Applicable To Covered Officers And Performance Awards.
     11.1 Notwithstanding anything in the Plan to the contrary, unless the Committee determines that a Performance Award to be granted to a Covered Officer should not qualify as “performance-based compensation” for purposes of Section 162(m), Performance Awards granted to Covered Officers shall be subject to the terms and provisions of this Section 11.
     11.2 The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 11, performance goals shall be limited to one or more of the following Company, Subsidiary, operating unit, business segment or division financial performance measures:
     (a) earnings or earnings before interest, taxes, depreciation and/or amortization;
     (b) operating income or profit;
     (c) operating efficiencies;
     (d) return on equity, assets, capital, capital employed or investment;
     (e) after tax operating income;
     (f) net income;
     (g) earnings or book value per Share;
     (h) cash flow(s);
     (i) revenues or revenue growth;
     (j) production (separate work units or SWUs);
     (k) stock price or total shareholder return;
     (l) dividends;
     (m) debt reduction;

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     (n) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals and goals relating to acquisitions, divestitures or development activities; or
     (o) any combination thereof.
Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any Subsidiary, operating unit, business segment or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or Shares outstanding, or to assets or net assets. The Committee may appropriately adjust any evaluation of performance under criteria set forth in this Section 11.2 to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year.
     11.3 With respect to any Covered Officer, the maximum annual number of Shares in respect of which all Performance Awards may be granted under Section 8 of the Plan is 500,000 and the maximum amount of all Performance Awards that are settled in cash and that may be granted under Section 8 of the Plan in any year is $5,000,000.
     11.4 To the extent necessary to comply with Section 162(m), with respect to grants of Performance Awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts that may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Award Agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant in its sole discretion to the assessment of individual or corporate performance for the performance period.
     11.5 Unless otherwise expressly stated in the relevant Award Agreement, each Award granted to a Covered Officer under the Plan is intended to be performance-based compensation within the meaning of Section 162(m). Accordingly, unless otherwise determined by the Committee, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee discretion to increase the amount of compensation otherwise payable to a Covered Officer in connection with any such Award upon the attainment of the performance criteria established by the Committee.

Section 12.	Termination Of Employment.
     The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon a termination of employment with the Company, its Subsidiaries and Affiliates, including a termination by the Company with or without Cause, by a Participant voluntarily, or by reason of death, Disability, Early Retirement or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe.

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Section 13.	Change In Control.
     Notwithstanding any other provision of the Plan, unless otherwise provided in an Award Agreement or other contractual agreement between the Company and a Participant, if, within one year following a Change in Control, a Participant’s employment with the Company (or its successor) is terminated by reason of (a) death; (b) disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted.

Section 14.	Amendment And Termination.
     14.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if (i) such approval is necessary to comply with any tax or regulatory requirement for which or with which the Board deems it necessary or desirable to comply or (ii) such amendment would materially increase the economic benefits to the participants hereunder.
     14.2 Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.
     14.3 Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company, any Subsidiary or Affiliate, or the financial statements of the Company or any Subsidiary or Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Section 15.	General Provisions.
     15.1 Limited Transferability of Awards. Except as otherwise provided in the Plan, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution and/or as may be provided by the Committee in its discretion, at or after grant, in the Award Agreement or otherwise. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. None of the Awards shall be transferable for consideration.
     15.2 Dividend Equivalents. In the sole and complete discretion of the Committee, an Award may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis; provided, that dividends and dividend equivalents may only be provided with respect to Restricted Shares and Restricted Share Units. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards.
     15.3. Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a

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Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of section 409A of the Code.
     15.4 No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.
     15.5 Share Certificates. All certificates for Shares or other securities of the Company or any Subsidiary or Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
     15.6 Withholding. A Participant may be required to pay to the Company or any Subsidiary or Affiliate and the Company or any Subsidiary or Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.
     15.7 Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agree to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.
     15.8 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary or Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of Options, Restricted Shares, Restricted Share Units, Other Stock-Based Awards or other types of Awards provided for hereunder.
     15.9 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary or Affiliate. Further, the Company or a Subsidiary or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.
     15.10 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Shares hereunder, the applicable Award Agreement shall specify if and to what extent the Participant shall not be entitled to the rights of a shareholder in respect of such Restricted Shares.

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     15.11 Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee without giving effect to conflicts of laws principles.
     15.12 Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
     15.13 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.
     15.14 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary or Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary or Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary or Affiliate.
     15.15 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
     15.16 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 16.	Term Of The Plan.
     16.1 Effective Date. The Plan shall be effective as of May 18, 2006 provided it has been approved by the Company’s shareholders.
     16.2 Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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c/o Stock Transfer Department
Post Office Box 105649
Atlanta, GA 30348

YOUR VOTE IS IMPORTANT
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

Proxy card must be signed and dated below.
â     Please fold and detach card at perforation before mailing.     â

AMSURG CORP.
Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders to be Held on May 18, 2006
The undersigned hereby appoints Ken P. McDonald and Claire M. Gulmi, and each of them, as proxies, with full power of substitution, to vote all shares of common stock of the undersigned as shown below on this proxy at the Annual Meeting of Shareholders of AmSurg Corp., to be held on Thursday, May 18, 2006, at our corporate headquarters at 20 Burton Hills Boulevard, Suite 500, Nashville, Tennessee at 9:00 a.m., central daylight saving time (CDT), and any adjournments or postponements thereof.

Date:	, 2006

Signature

Signature

Please sign exactly as your name appears at left. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

PLEASE DATE AND SIGN THIS PROXY AND RETURN PROMPTLY.

Proxy card must be signed and dated on the reverse side.
â     Please fold and detach card at perforation before mailing.     â

AMSURG CORP.	PROXY
Your shares will be voted in accordance with your instructions. If no choice is specified, your shares will be voted FOR approval of all of the proposals set forth below.

1.	ELECTION OF DIRECTORS

	Class III:	Thomas G. Cigarran Debora A. Guthrie Bergein F. Overholt, M.D.

		☐ FOR all nominees listed above	☐	WITHHOLD AUTHORITY
		(except as indicated to the contrary below)		to vote for all nominees

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	APPROVAL OF THE AMSURG CORP. 2006 STOCK INCENTIVE PLAN
		☐ FOR ☐ AGAINST	☐	ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2006
		☐ FOR ☐ AGAINST	☐	ABSTAIN

4.	In their discretion on any other matter which may properly come before the meeting or any adjournment thereof.
(CONTINUED ON THE OTHER SIDE)